As filed with the Securities and Exchange Commission on September 8, 2010

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-03758

MATRIX ADVISORS VALUE FUND, INC.
(Exact name of registrant as specified in charter)

747 Third Avenue, 31st Floor, New York, NY 10017
(Address of principal executive offices) (Zip code)

David A. Katz
747 Third Avenue, 31st Floor
New York, NY  10017
(Name and address of agent for service)

1(800) 366-6223
Registrant's telephone number, including area code

Copies to:

Carol Gehl
Godfrey & Kahn, S.C.
780 N. Water Street
Milwaukee, WI 53202

Date of fiscal year end: June 30

Date of reporting period:  June 30, 2010

Item 1. Reports to Stockholders.

MATRIX ADVISORS
VALUE FUND, INC.

July 31, 2010

Dear Fellow Shareholder,

The Fund had a very weak quarter, its first down quarter in an otherwise positive fiscal year. The Fund declined by -15.28%, compared to a decline in the S&P 500 Index of -11.43% over the same three month period ending June 30, 2010. As mentioned above, the Fund’s fiscal year had been quite strong for its first three quarters, and despite the weakness of the final quarter, nevertheless managed a 12 month gain of +8.87% compared to a rise of +14.43% in the S&P 500 Index for the same period ending June 30, 2010. For the six months of 2010 ending June 30, the Fund declined by -12.21% versus a decline of -6.65% for the S&P 500 Index over the same period.

Disclosure Note:

For your information, for the period ended June 30, 2010, the Fund’s average annual total returns for the one-year, five-years, ten-years and for the period from July 1, 1996, the inception of Matrix Asset Advisors’ involvement with the Fund were 8.87%, -2.08%, 1.52% and 5.83%, respectively. For the same periods the returns for the S&P 500 Index were 14.43%, -0.79%, -1.59% and 4.89%.

Gross Expense Ratio:	1.44%
Net Expense Ratio:	1.10%*
________
*      The Advisor has contractually agreed to reimburse expenses for an indefinite period. In addition, the Advisor will voluntarily reimburse the Fund for expenses in excess of 0.99%, indefinitely.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-366-6223 or by visiting www.matrixadvisorsvaluefund.com. The fund imposes a 1.00% redemption fee on shares held for 60 days or less. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced. Matrix Asset Advisors became the sub-advisor on July 1, 1996 and Advisor to the Fund on May 11, 1997. Prior to those dates, the Fund was managed by another advisor.

After a fairly steady climb for more than a year, the significant correction that the market experienced in May and June has led many investors to ask if this reflects a sense that the economy is going to experience a “double dip” recession, prompting a new bear market.

As you will note in the commentary that follows, we detail the reasons for our conviction that the market has indeed experienced a significant correction, but that the economy is not going to slide back into recession, nor should the market regress into a new bear market.

MATRIX ADVISORS
VALUE FUND, INC.

Instead, we believe that the market could soon resume an upward trajectory, and that the market, notwithstanding its inherent volatility, should be a favorable place for investors for the balance of 2010 and beyond. As we write this shareholder letter the market has had a strong July and seems to be in the early stages of a new recovery mode. As shareholders ourselves, we at Matrix do not relish the volatility of the stock market any more than our other shareholders do. However, we are very strong believers in the long term wealth building track record of the overall stock market as well as our Fund’s historical performance, in particular. We are especially encouraged by the fact that the Fund has been able to provide a modest positive annual return over a decade in which the overall market has been negative. The Fund has produced an annual gain of +1.52% for the 10 year period ending June 30, 2010, versus an annualized decline of -1.59% for the S&P 500 Index over that same period. As the following chart indicates, an investment of $10,000 dollars invested in the fund on June 30, 2000 has grown to $11,633 dollars versus the same $10,000 dollars worth only $8,521 dollars if it had been invested in the S&P 500 Index. (Please refer to page 3 for the Growth of $10,000 illustration).

We also believe that after a miserable decade of stock market returns, stocks appear poised to provide more favorable returns on a going forward basis, and we believe that the Fund should fully participate in these better times.

We appreciate your patience and support, and are confident that the trust you have placed in us should be rewarded.

Best regards. Sincerely,

David A. Katz, CFA
Fund Manager
____________
Past performance is not a guarantee of future results.

Please refer to the Schedule of Investments in this report for details on fund holdings. Fund holdings are subject to change at any time and are not recommendations to buy or sell any security.

The information provided herein represents the opinion of the Matrix Advisors Value Fund management and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

The S&P500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

Price to earnings (P/E) ratio is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share.

Earnings growth is not a forecast of future performance.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in smaller companies which involves additional risks such as limited liquidity and greater volatility

The Matrix Advisors Value Fund is distributed by Quasar Distributors, LLC.

MATRIX ADVISORS
VALUE FUND, INC.

	Average Annualized Total Return
	Periods Ended June 30, 2010

	One Year	Five Years	Ten Years

Matrix Advisors Value Fund, Inc.	8.87%	-2.08%	1.52%
S&P 500 Index*	14.43%	-0.79%	-1.59%

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund ten years ago. Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charges or redemption fees. This chart does not imply any future performance.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.matrixadvisorsvaluefund.com. The Fund imposes a redemption fee of 1.00% on shares held for 60 days or less. The performance cited above does not reflect this redemption fee; if deducted the total returns would be reduced.

Performance figures reflect fee waiver in effect and in the absence of fee waivers, total returns would be lower.
__________
* The S&P 500 is an unmanaged index which is widely regarded as the standard for measuring large-cap U.S. stock market performance. The index does not incur expenses and is not available for investment.

MATRIX ADVISORS
VALUE FUND, INC.

Capital Markets Commentary and
2010 Annual Report

After rising for four consecutive quarters, the stock market reversed its course in the second quarter.

The Matrix Advisors Value Fund, which had yet to experience a sustained pullback since it began its recovery in March 2009, declined by -15.28% during the quarter ending June 30, 2010. For the year to date through June 30, the Fund has declined by -12.21%. The S&P 500 Index declined by -11.43% for the quarter; for the year to date through June 30, the Index declined by -6.65%.

Despite lagging the market for the year to date, the Fund continues to maintain a cumulative performance advantage to the Index from the advent of the stock market’s recovery in 2009. The Fund’s cumulative return from March 9, 2009 through June 30, 2010 was 63.70% versus the S&P 500 Index return of 56.64% for the same period.

Annual Review

The most recent fiscal year allowed the Fund to make inroads into the decline from the previous year. Although the last two months of its fiscal year were negative, the Fund was nevertheless able to post a gain of +8.87% for the 12 months ending June 30, 2009. During the same period the S&P500 Index posted a gain of +14.43%. The majority of our performance lag came from the weakness in the portfolio in the last two months of the fiscal year.

The Fund, and the stock market in general, benefited from the increasing evidence of the recovery of the US economy from what had been a very significant recession. That evidence was primarily driven by better corporate earnings and outlooks as well as replenished balance sheets for the nation’s leading financial institutions. The upward trajectory of the stock market recovery continued into April of this year, but, as discussed below, this progress slowed as the market became concerned about the direction of the economy in the wake of a number of global and domestic issues.

As we discuss in greater detail below, we believe that these recent concerns should be followed by renewed stock market gains in the remainder of calendar year 2010.

Quarterly Review

The market struggled with a slew of domestic and international concerns, with the common thread being anxiety as to the sustainability of the nascent U.S. and global economic recovery.

The market reacted to fears about the travails of the European Union in dealing with sovereign debt issues in Greece as well as in Spain, Portugal and Italy, and worried whether these were a harbinger for the United States. Unemployment remained tenaciously high, and the housing recovery appeared to be losing momentum. Ironically, the macro-economic fears that have hurt the market stand in contrast with confident business outlooks from many bellwether companies across a broad spectrum of industries. Earnings continued to

MATRIX ADVISORS
VALUE FUND, INC.

rebound from recession-era levels and companies have increasingly been restored to good economic health. Even with a stronger dollar, companies are projecting continued global demand for their products and services. Thus, there has been a disconnect between fairly attractive corporate and earnings news on the one hand and, conversely, macro-economic data indicating sluggishness along with a sense by the general public that things are not going well economically.

We believe that what we have seen in the market in May and June has been a correction, not the return to another bear market. While many are navigating the current environment using a 2008 bear market play book, we believe the situation may be more akin to the 4th quarter, 1998 “Asian Contagion”. Much like the current situation, the “Asian Contagion” was a sovereign credit crisis overlaid on a fundamentally expanding global economy. Once stability was restored to the affected countries, a very healthy stock market recovery quickly ensued.

On the economic front, while the likelihood of significant job creation has probably been pushed back by six to nine months, it should eventually happen if businesses will ultimately need more workers to meet rebounding demand. In the meantime, while the economy’s rate of growth is temporarily slowing, we believe it should continue in an expansion mode, which should be accompanied by increasingly stronger corporate earnings. Looking ahead, while no one knows the ultimate duration or bottom of this current stock market correction, we believe that the market has already seen the bulk of its decline and that it is likely to run its course over the relatively near term. Furthermore, we believe that this correction should be followed by a very healthy rebound. Finally, as in March of 2009 and many other previous recoveries, we believe that the market’s rebound can and should start during a period of widespread pessimism, when an end to the decline is least expected.

 We therefore continue to believe that the overall market should end the year in positive territory, and we further believe the portfolio is well positioned for this event.

Fund Performance

Reflecting the broad based weakness of the overall market, the Fund had declines in all of its sectors. Interestingly, despite the truly distressing news coming from the Gulf of Mexico, and a weakening of commodity prices, the Energy area was the most protective sector during the quarter. Healthcare and Technology stocks were negative but less so than all sectors other than Energy. The greatest declines were in Consumer stocks, both Discretionary and Staples. This weakness reflected the concerns about the direction of the economy, particularly the stubbornly high unemployment rate. During the quarter the Fund sold its positions in Dun & Bradstreet and Wal-Mart, as well as the remainder of its position in Yahoo!. All three were sold profitably.

In the case of Wal-Mart, we were motivated by a sense that, while the company’s business had done extremely well during the recession and adequately during the early stages of the recovery, there were more compelling opportunities that we thought could show greater upside in a more timely manner.

MATRIX ADVISORS
VALUE FUND, INC.

Dun & Bradstreet was a small position in which we became less confident with management’s focus on driving shareholder value in the near to intermediate term. We therefore decided to sell the position and use the proceeds for more timely investments. Finally we completed the sale of Yahoo! as the stock traded at our reduced fair value/target sale price.

The Fund began new positions in both Archer-Daniels-Midland and IBM. ADM is a leading manufacturer of various food based products, including ethanol and soy related products. IBM is the leading computer hardware and computer services firm. Both enjoy great industry positions and prospects, yet are selling at very attractive valuations.

Incrementally, we profitably scaled back our positions in Novellus Systems and Johnson Controls, Inc. We added to a number of holdings during the quarter, including Genzyme Corporation, State Street Corporation and Tidewater.

The Fund had a modest net realized capital gain for the fiscal year. However, because of the significant net capital loss incurred during the previous fiscal year, we expect that there will be no reportable capital gain for calendar year 2010.

As a final note, quarters like this one require us to step back a bit and to apply some perspective. There has never been a shortage of issues that confront our economy and the stock market. Technology has enabled investors to learn about events around the world in real time. They are increasingly being accosted with news that seems unprecedented and daunting.

However, to paraphrase King Solomon, there is little new under the sun. These events are variations of themes experienced before. Issues and events are encountered, and dealt with. The resilient ability of our economy to do so is truly impressive. Consequently, we find that patterns of market behavior are very relevant because the emotions that drive markets have been remarkably consistent, regardless of the particular events that have impacted the market at a given point. Time and again we see that periods of market negativity have been followed by commensurately strong recoveries. We believe that the current market downturn should fit that long term pattern of decline and recovery. More specifically, several considerations underscore our confidence towards the Fund’s prospects over the near and intermediate term. Importantly, the sell-off of the market combined with a strengthening of underlying business conditions has significantly increased the embedded appreciation potential of portfolio target sale prices from current market levels. The current relationship is now reminiscent of levels seen in early 2003 and late 2008, both of which were followed by very strong gains.

Similarly, the market’s price to earnings ratio has declined to the low end of its range over the past 15 years. From a historical context, this suggests that market performance may improve in future periods.

Finally, we are reassured by the continuing strong outlooks and prospects of our portfolio companies, even in the face of a lackluster overall economic recovery.

On a more macro level, we also believe a number of factors should help the overall market, and the Fund in particular as well. Both interest rates and inflation are very low, and could remain that way for the foreseeable

MATRIX ADVISORS
VALUE FUND, INC.

future. These in turn should help drive a steady, even if not dramatic, expansion of the US economy over the next several years.

Finally, we continue to believe that, notwithstanding its volatility, the stock market should benefit from the ongoing perception that other asset classes’ – bonds, cash and real estate in particular – return potential is not compelling. The attraction of the stock market should become increasingly apparent to a wider spectrum of investors, especially as there is greater conviction as to the durability of the economic recovery.

In the Ideas About Investing that follows this Commentary, we will examine encouraging historical patterns of market performance, particularly as they relate to Matrix’s own performance history. We invite you to read on.

*         *         *

As mentioned above, this quarter’s installment of Ideas About Investing focuses on a current concern: the patterns of stock market performance. Specifically, we examine our own history in the aftermath of difficult quarters such as the second quarter. Summer is here! Adults and children alike get a thrill from the many joys of this season. Visions of beaches and pools, ballgames and barbeques are present in our minds. The summer is a time to give in to the message of the heat and sun and enjoy the simple pleasures of life.

For us it is simply a pleasure to have the opportunity to serve you and to work on your behalf. We are profoundly grateful for your trust and confidence. Best regards.

MATRIX ADVISORS
VALUE FUND, INC.

Ideas About Investing
A Quarterly Quest for Investment Enlightenment

After the past decade, a negative quarter is like red meat to financial pundits, who are happy to “go negative;” it therefore becomes increasingly important to put short term results into a larger context. Doing so can be quite encouraging

One of the certainties about investing is that negative performance will generate bushels of punditry predicting even greater losses. The ever-present issues that confront our economy and society are viewed through a prism of ever-increasing pessimism, with the logical conclusion being that larger and more sustained losses are in store. Given the decade-long malaise of the stock market, such forecasts seem to carry even greater credibility and are disseminated to wider and wider audiences.

But how accurate are they, and how should investors react to short term negativity?

There are two issues here. One is historical and numerical: what has been the aftermath of particularly negative periods in the market? The second is a forecasting issue: are we likely to revisit the intense market negativity of 2008-9?

To analyze the repercussions of short-term negative performance, we looked at our own performance history. From the Fund’s inception (7/01/96) through the first quarter of 2010, there have been eight quarters in which the Fund has declined by -7.5% or more.

Matrix subsequent performance return after a -7.5% or more quarter
		6 Month	12 Month	18 Month
Qtr/Yr	Quarter Return	Subsequent Return	Subsequent Return	Subsequent Return
3Q1998	-22.37%	27.79%	42.62%	73.32%
3Q1999	-7.58%	21.53%	23.97%	24.66%
3Q2001	-10.57%	20.53%	-17.89%	-10.64%
2Q2002	-14.52%	-9.01%	8.52%	31.57%
3Q2002	-20.30%	8.83%	42.51%	66.80%
3Q2008	-10.26%	-33.12%	-4.32%	4.95%
4Q2008	-26.31%	10.83%	37.45%	N/A
1Q2009	-9.24%	43.06%	56.92%	N/A

Source: Matrix Asset Advisors, Inc.

Disclosure Note: Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted.

MATRIX ADVISORS
VALUE FUND, INC.

While past performance is not a guarantee of future results, in the aftermath of these very negative quarters, the Fund has, on average, had very healthy gains over the ensuing periods. Over the next six months the Fund’s returns were an average of more than +10%. Over the next 12 months the Fund’s returns were an average of more than +20%. Finally, over the next 18 months the Fund’s returns were an average of more than +25%. Importantly, these strong returns have been very favorable on a relative basis as well.

The above statistics help to reinforce a critically important point, one that is being challenged constantly right now in the financial media: the worst time to leave the market may be after a weak period.

While many commentators are once again urging investors to head for the hills, our own experience suggests quite the opposite. If anything, now may be the time to embrace equities. This conviction is strengthened by the fact that the embedded appreciation potential from current market levels to the target sale prices in our Fund’s holdings has now risen significantly, approaching the extreme levels seen in early 2003 and late 2008. In addition, our friends at The Leuthold Group have shown that long term market negativity has also been followed by gains.

Leuthold studied all prior 10 year periods where the market either had negative annual compounded returns or had positive annual compounded returns of less than 1.25%. There were 19 such periods, beginning in Q2 1929-Q2 1939, with the most recent being the period from Q3 1999-Q3 2009.

Of the 15 periods where there has been a completed 10 year period immediately following the 10 year distressed period, ALL subsequent 10 year periods were positive. Returns averaged more than +10% annually during the ensuing 10 year period. Even the weakest 10 year period averaged more than +7.2% annual growth during the subsequent 10 years. (Source: The Leuthold Group, View from the North Country, March 2009).

This numerical validation of the resilience of the stock market leads to the second issue, the question of where are we going from here? Certainly the most powerful and frightening message – spoken or implied by the media or market pundits – is that the market is about to recreate the distress of 2008-9. This message certainly resonates with many investors who remember all too well the stressfulness of that period. But we believe this forecast is based on fear and emotion (perhaps even designed to foster fear) rather than objective analytics. The economy, the financial system, corporate America, and the stock market itself, are each in a very different place today than they were two years ago.

An economy that was already in recession in mid 2008 is now out of recession. Banks have written off hundreds of billions of dollars of bad loans and have replenished their balance sheets; credit exposure has been significantly reduced; corporate earnings have been rising, and while healthy job creation has been delayed, in the meantime, jobs have been growing at a modest pace.

So, the fact that the market has had a substantial correction does not mean that it is tracking the recent bear market of 2008-9. In fact we believe that the negativity that has become somewhat rampant is a harbinger of a market that may be getting ready to reverse course, resume its upward climb and should finish the year with respectable gains.

That outcome would be more reflective of where we believe the economy, corporate earnings, and valuations actually are today.

MATRIX ADVISORS
VALUE FUND, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from January 1, 2010 to June 30, 2010.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	ACTUAL	HYPOTHETICAL PERFORMANCE
EXPENSE EXAMPLE	PERFORMANCE	(5% RETURN BEFORE EXPENSES)
Beginning Account Value (1/1/10)	$ 1,000.00	$ 1,000.00
Ending Account Value (6/30/10)	$ 877.90	$ 1,019.89
Expenses Paid During Period1	$ 4.61	$ 4.96
1      Expenses are equal to the Fund’s annualized expense ratio 0.99% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MATRIX ADVISORS
VALUE FUND, INC.

SECTOR BREAKDOWN
Consumer Durables	10.4%
Consumer Non-Durables	8.0%
Energy	15.8%
Finance	22.1%
Industrial	6.2%
Materials	2.4%
Medical	11.5%
Technology	23.0%
99.4%
Cash	0.6%
Total Investments	100.0%

The table above lists sector allocations as a percentage of the Fund’s total investments as of June 30, 2010.

MATRIX ADVISORS
VALUE FUND, INC.

Schedule of Investments
June 30, 2010

SHARES		VALUE
COMMON STOCKS - 99.7%

AUTO COMPONENTS: 1.8%
55,000	Johnson Controls, Inc.	$1,477,850
BANK (MONEY CENTER): 3.5%
79,000	JPMorgan Chase & Co.	2,892,190
BANK (PROCESSING): 6.2%
107,000	Bank Of New York Mellon Corp.	2,641,830
74,000	State Street Corp.	2,502,680
		5,144,510
BANK (SUPER REGIONAL): 3.4%
196,000	Bank Of America Corp.	2,816,520
BEVERAGES: 1.3%
21,000	The Coca-Cola Co.	1,052,520
COMPUTER SOFTWARE AND SERVICES: 2.9%
104,000	Microsoft Corp.	2,393,040
COMPUTERS AND PERIPHERALS: 3.7%
226,000	Dell, Inc.*	2,725,560
2,800	International Business Machines Corp.	345,744
		3,071,304
DIVERSIFIED OPERATIONS: 3.4%
80,000	Tyco International Ltd.	2,818,400
DRUG: 3.3%
110,000	Bristol-Myers Squibb Co.	2,743,400
DRUG STORE: 3.1%
97,000	Walgreen Co.	2,589,900
ELECTRICAL COMPONENTS: 5.6%
164,000	Corning, Inc.	2,648,600
79,500	Tyco Electronics Ltd.	2,017,710
		4,666,310

The accompanying notes to financial statements are an integral part of this schedule.

MATRIX ADVISORS
VALUE FUND, INC.

Schedule of Investments
June 30, 2010 – Continued

SHARES		VALUE
FINANCIAL SERVICES: 6.4%
60,000	American Express Co.	$2,382,000
191,000	Western Union Co.	2,847,810
		5,229,810
FOOD PROCESSING: 1.9%
62,000	Archer Daniels Midland Co.	1,600,840
HOTELS/GAMING/CRUISE LINES: 2.4%
65,000	Carnival Corp.	1,965,600
HOUSEHOLD PRODUCTS: 1.7%
24,000	The Procter & Gamble Co.	1,439,520
HUMAN RESOURCES: 2.8%
199,000	Monster Worldwide, Inc.*	2,318,350
INTERNET: 3.2%
135,000	eBay, Inc.*	2,647,350
MEDICAL-BIOTECHNOLOGY: 2.4%
39,000	Genzyme Corp.*	1,980,030
MEDICAL SUPPLIES: 5.9%
43,000	Covidien PLC	1,727,740
26,400	Medtronic, Inc.	957,528
34,000	St. Jude Medical, Inc.*	1,227,060
17,000	Zimmer Holdings, Inc.*	918,850
		4,831,178
METALS AND MINING: 2.4%
196,000	Alcoa, Inc.	1,971,760
OIL/GAS (DOMESTIC): 3.5%
48,000	Devon Energy Corp.	2,924,160
OIL & GAS SERVICES: 2.9%
62,000	Tidewater, Inc.	2,400,640

The accompanying notes to financial statements are an integral part of this schedule.

MATRIX ADVISORS
VALUE FUND, INC.

Schedule of Investments
June 30, 2010 – Continued

SHARES		VALUE
PETROLEUM (INTEGRATED): 6.5%
33,500	Chevron Corp.	$2,273,310
62,300	ConocoPhillips	3,058,307
		5,331,617
PETROLEUM (REFINING): 2.9%
135,000	Valero Energy Corp.	2,427,300
PRINTING & PUBLISHING: 3.2%
94,000	The McGraw-Hill Companies, Inc.	2,645,160
RETAIL (SPECIAL LINES): 3.1%
134,200	Staples, Inc.	2,556,510
SECURITIES BROKERAGE: 2.7%
98,000	Morgan Stanley	2,274,580
SEMICONDUCTOR: 2.9%
87,000	Analog Devices, Inc.	2,423,820
SEMICONDUCTOR (CAPITAL EQUIPMENT): 1.4%
45,000	Novellus Systems, Inc.*	1,141,200
TELECOMMUNICATIONS (EQUIPMENT): 3.3%
128,000	Cisco Systems, Inc.*	2,727,680

TOTAL COMMON STOCKS (Cost $93,003,539)		82,503,049
SHORT TERM INVESTMENTS: 0.6%
531,044	Fidelity Institutional Money Market Portfolio	531,044

TOTAL SHORT TERM INVESTMENTS (Cost $531,044)		531,044

TOTAL INVESTMENTS (Cost $93,534,583): 100.3%		83,034,093
LIABILITIES IN EXCESS OF OTHER ASSETS: (0.3)%		(240,606)
TOTAL NET ASSETS: 100.0%		$82,793,487

* Non-Income Producing.

The accompanying notes to financial statements are an integral part of this schedule.

MATRIX ADVISORS
VALUE FUND, INC.

Statement of Assets and Liabilities
June 30, 2010

ASSETS:
Investments in securities, at value (cost $93,534,583)	$83,034,093
Receivables:
Fund shares sold	31,672
Dividends and Interest	74,737
Prepaid expenses	13,135
Total assets	83,153,637
LIABILITIES:
Payable to Advisor	48,494
Payable for investments purchased	226,017
Payable for Fund shares repurchased	13,262
Accrued expenses and other liabilities	72,377
Total liabilities	360,150
NET ASSETS	$82,793,487

Number of shares, $0.01 par value, issued
and outstanding (unlimited shares authorized)	2,390,427
Net Asset Value, Offering Price and Redemption Price Per Share	$34.64
COMPOSITION OF NET ASSETS:
Paid in capital	$109,245,791
Undistributed net investment income	228,565
Accumulated net realized loss on investments	(16,180,379)
Unrealized appreciation on investments	(10,500,490)
Net Assets	$82,793,487

The accompanying notes to financial statements are an integral part of this schedule.

MATRIX ADVISORS
VALUE FUND, INC.

Statement of Operations
For the Year Ended June 30, 2010

INVESTMENT INCOME
INCOME
Dividend income	$1,374,693
Interest income	1,959
Total income	1,376,652
EXPENSES
Advisory fees	951,387
Administration fees	139,825
Shareholder servicing and accounting fees	74,437
Professional fees	41,565
Custodian fees	20,997
Reports to shareholders	23,394
Federal and State registration fees	24,157
Directors’ fees and expenses	19,862
Other expenses	17,479
Interest Expense	38
Total operating expenses	1,313,141
Less: Expense reimbursement by Advisor	(371,267)
Net expenses	941,874
Net investment income	434,778
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	2,974,081
Net change in unrealized appreciation on investments	4,491,562
Net realized and unrealized gain on investments	7,465,643
Net increase in net assets resulting from operations	$7,900,421

The accompanying notes to financial statements are an integral part of this schedule.

MATRIX ADVISORS
VALUE FUND, INC.

	YEARS	YEAR
	ENDED	ENDED
Statement of Changes in Net Assets	JUNE 30, 2010	JUNE 30, 2009
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$434,778	$1,171,908
Net realized gain (loss) on investments	2,974,081	(14,019,416)
Change in net unrealized appreciation (depreciation) on investments	4,491,562	(19,501,119)
Net increase (decrease) in net assets resulting from operations	7,900,421	(32,348,627)
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(685,562)	(698,354)
Total distributions to shareholders	(685,562)	(698,354)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	15,528,896	25,494,201
Proceeds from reinvestment of distribution	646,568	671,964
Cost of shares redeemed	(22,145,623)	(33,672,767)
Redemption fees	1,983	3,053
Net decrease from capital share transactions	(5,968,176)	(7,503,549)
Total increase (decrease) in net assets	1,246,683	(40,550,530)
NET ASSETS
Beginning of period	81,546,804	122,097,334
End of period	$82,793,487	$81,546,804

Undistributed net investment income	$228,565	$478,027

CHANGE IN SHARES
Shares outstanding, beginning of period	2,544,976	2,765,991
Shares sold	411,702	861,454
Shares issued on reinvestment of distributions	16,798	24,750
Shares redeemed	(583,049)	(1,107,219)
Shares outstanding, end of period	2,390,427	2,544,976

The accompanying notes to financial statements are an integral part of this schedule.

MATRIX ADVISORS
VALUE FUND, INC.

Financial Highlights
For a capital share outstanding throughout each year/period

	YEARS ENDED JUNE 30,

	2010	2009	2008	2007		2006

Net asset value, beginning of period	$32.04	$44.14	$63.56	$51.89		$51.94
Income from investment operations:
Net investment income	0.18	0.47	0.53	0.36		0.43
Net realized and unrealized gain (loss)
on investments	2.69	(12.31)	(9.77)	14.96		1.69
Total from investment operations	2.87	(11.84)	(9.24)	15.32		2.12
Less distributions:
Dividends from net investment income	(0.27)	(0.26)	(0.48)	(0.49)		(0.35)
Distributions from realized gains	—	—	(9.70)	(3.16)		(1.82)
Total distributions	(0.27)	(0.26)	(10.18)	(3.65)		(2.17)
Paid-in capital from redemption fees (Note 2)	— (a)	— (a)	— (a)	—	(a)	— (a)
Net asset value, end of period	$34.64	$32.04	$44.14	$63.56		$51.89

Total return	8.87%	(26.72%)	(16.98%)	30.54%		4.09%
Ratios/supplemental data:
Net assets, end of period (millions)	$82.8	$81.6	$122.1	$230.2		$160.5
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.38%	1.44%	1.33%	1.30%		1.32%
After expense reimbursement	0.99%	0.99%	0.99%	0.99%		0.99%
Interest Expense	—	—	0.01%	0.00	%(b)	—
Ratio of net investment income
to average net assets:
Before expense reimbursement	0.07%	0.90%	0.58%	0.37%		0.27%
After expense reimbursement	0.46%	1.34%	0.92%	0.68%		0.60%
Portfolio turnover rate	20%	59%	43%	52%		28%

________________
(a) less than $0.01.
(b) Interest expense was less than 0.01%.

The accompanying notes to financial statements are an integral part of this schedule.

MATRIX ADVISORS
VALUE FUND, INC.

Notes to the Financial Statements

NOTE 1 – ORGANIZATION

Matrix Advisors Value Fund, Inc. (the “Fund”) is a Maryland corporation registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, open-end management investment company. The Fund commenced operations September 16, 1983. The objective of the Fund is to achieve a total rate of return composed of capital appreciation and current income.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The Fund consistently follows the accounting policies set forth below which are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation.

Securities traded on a national securities exchange are valued at the last reported sales price at the close of regular trading on each day the exchanges are open for trading. Securities listed on the NASDAQ Global Market and the NASDAQ Global Select Market and the NASDAQ Capital Market are valued using the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. Quotations of foreign securities in a foreign currency shall be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined. Foreign currency exchange rates generally shall be determined prior to the close of the New York Stock Exchange (the “NYSE”). Securities traded on an exchange for which there have been no sales are valued at the mean between the bid and asked price. Securities for which quotations are not readily available are stated at their respective fair values as determined in good faith by a valuation committee of the Investment Advisor in accordance with procedures approved by the Board of Directors of the Fund. In determining fair value, the Fund takes into account all relevant factors and available information. Consequently, the price of the security used by the Fund to calculate its NAV may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining a security’s fair value. As a result, different mutual funds could reasonably arrive at a different fair value for the same security. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine.

Investments in other funds are valued at their respective net asset values as determined by those funds, in accordance with the Investment Company Act of 1940.   Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Fund does not isolate that portion of the results of operations arising as a result of changes in the currency exchange rate from the fluctuations arising as a result of changes in the market prices of investments during the period.

B.	Shares Valuation.

The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by

MATRIX ADVISORS
VALUE FUND, INC.

Notes to the Financial Statements Continued

the total number of shares outstanding of the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share of the Fund is equal to the Fund’s net asset value per share. The Fund will assess a 1.00% fee on redemption or exchanges of Fund shares purchased and held for 60 days or less. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

C.	Federal Income Taxes.

The Fund has elected to be treated as a “regulated investment company” under Subchapter M of the Internal Revenue Code. The Fund intends to distribute substantially all of its taxable income and any capital gains less any applicable capital loss carryforwards. Accordingly, no provision for Federal income taxes has been made in the accompanying financial statements.   The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2007 – 2009), or expected to be taken in the Fund’s 2010 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, New York State and New York City. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

D.	Use of Estimates.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

E.	Reclassification of Capital Accounts.

Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended June 30, 2010, the reclassifications were to decrease Paid-in-Capital by $1,322 and to increase undistributed Net Investment Income by $1,322.

F.	Security Transactions, Investment Income, and Distributions.

Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date, and interest income is recognized on the accrual basis. Realized gains and losses are evaluated on the basis of identified costs. Premiums and discounts on the purchase of securities are amortized/accreted using the effective interest method. Accounting principles

MATRIX ADVISORS
VALUE FUND, INC.

Notes to the Financial Statements Continued

generally accepted in the United States of America require that permanent financial reporting and tax differences be reclassified in the capital accounts.

G.	Indemnification Obligations.

Under the Fund’s organizational documents, its current and former Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred or that would be covered by other parties.

H.	Line of Credit.

The Fund has a Loan Agreement with U.S. Bank N.A. Under the terms of the Loan Agreement, the Fund’s borrowings cannot exceed the lesser of $15,000,000 or 33 1/3% of the net assets of the Fund. The interest rate on the Loan equals the prime vote minus one percent per annum, payable monthly.  Borrowing activity under the Loan Agreement for the year ended June 30, 2010, was as follows:

Maximum		Amount	Average	Average
Amount	Interest	Outstanding at	Amount	Interest
Outstanding	Expense	June 30, 2010	Outstanding	Rate
$ 600,000	$ 38	$ 0	$ 600,000	2.25%

I.	Accounting for Derivatives.

The Fund adopted an accounting standard involving disclosures of derivatives and hedging activities that is effective for fiscal years beginning after November 15, 2008. The standard is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. The standard does not have any impact on the Fund’s financial disclosures because the Fund has not maintained any positions in derivative instruments or engaged in hedging activities.

J.	Subsequent Events.

Accounting standards require the Fund to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, an entity will be required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. In addition, accounting standards require an entity to disclose the date through which subsequent events have been evaluated. The Fund has evaluated subsequent events though the issuance of their financial statements.

MATRIX ADVISORS
VALUE FUND, INC.

Notes to the Financial Statements Continued

In January 2010, the FASB issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” (“ASU”). The ASU requires enhanced disclosures about a) transfers into and out of Levels 1 and 2, and b) purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The first disclosure is effective for the first reporting period beginning after December 15, 2009, and for interim periods within the fiscal years. There were no significant transfers in to and out of Levels 1 and 2 during the current period presented.

The second disclosure will become effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact this disclosure may have on the Fund’s financial statements.

Effective September 1, 2010, the Adviser has agreed to a reduced management fee of 0.75% of the Fund’s average daily net assets. Additionally, the Adviser has contractually agreed to limit the expenses of the Fund to 0.99% of the Fund’s average daily net assets. In connection with this expense limitation, the Adviser is eligible to recover expenses waived after August 31, 2009, for three fiscal years following the fiscal year in which the expenses were originally waived. The Adviser will only be able to recover previously waived expenses if the Fund’s then current expense ratio is below the 0.99% expense cap. The Board of Directors of the Fund approved these changes at a meeting held on August 24, 2010.

NOTE 3 – INVESTMENT ADVISORY AND OTHER AGREEMENTS
The Fund has a management agreement with Matrix Asset Advisors, Inc. (the “Advisor”, “Matrix”) to serve as investment advisor. Certain Officers of the Advisor are also Officers of the Fund. Under the terms of the agreement, the Fund has agreed to pay the Advisor as compensation for all services rendered, staff and facilities provided and expenses paid or assumed, an annual fee, accrued daily, paid monthly, of 1.00% of the Fund’s average daily net assets.

The Advisor has contractually agreed to reduce its fees and/or pay expenses of the Fund to ensure that the Fund’s total annual operating expenses (excluding interest and tax expenses) will not exceed 1.10% of the Fund’s average daily net assets. For the year ended June 30, 2010, the Advisor voluntarily reimbursed the Fund for expenses in excess of 0.99%. Matrix voluntarily waived $371,267. Any reduction in advisory fees or payment of expenses made by the Advisor may be reimbursed by the Fund if the Advisor requests in subsequent fiscal years.

This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years. Any such reimbursement will be reviewed by the Fund’s Board of Directors. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.

At June 30, 2010, the cumulative amount available for reimbursement that has been paid and/or waived is $1,325,189. Currently, the Advisor has agreed not to seek reimbursement of such fee reductions and/or expense payments. The advisor may recapture a portion of this amount no later than the dates stated below:

MATRIX ADVISORS
VALUE FUND, INC.

Notes to the Financial Statements Continued

	June 30,
2011	2012	2013
$565,879	$388,043	$371,267

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Directors; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals. For the year ended June 30, 2010, U.S. Bancorp Fund Services, LLC was paid $139,825, in its capacity as Fund Administrator. U.S. Bancorp Fund Services, LLC also serves as the Fund Accountant and Transfer Agent. U.S. Bank, N.A. serves as the Fund’s Custodian. Quasar Distributors, LLC, an affiliate of U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A. serves as the Fund’s principal underwriter. The Chief Compliance Officer receives no compensation from the Fund for her services; however, the Administrator was paid $9,755 for the year ended June 30, 2010 for CCO support services.

NOTE 4 – INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of securities, other than short-term obligations and U.S. Government securities, for the year ended June 30, 2010, are as follows:

	Purchases	Sales
Common Stock	$ 18,712,297	$ 23,841,110

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

As of June 30, 2010, the components of distributable earnings on a tax basis were as follows:

Cost of investments for tax purposes	$93,605,946
Gross tax unrealized appreciation	6,676,975
Gross tax unrealized depreciation	(17,248,828)
Net tax unrealized depreciation on investments	(10,571,853)
Undistributed ordinary income	228,565
Undistributed long-term capital gains	—
Total Distributable Earnings	228,565
Other accumulated losses	(16,109,016)
Total Accumulated Earnings/Losses	$(26,452,304)

The difference between book basis and tax basis unrealized appreciation on investments is wash sale deferrals.

At June 30, 2010, Matrix Advisors Value Fund, Inc. has $8,115,663 of capital loss carryover which expires June 30, 2018 and $7,993,353 which expires June 30, 2017.

MATRIX ADVISORS
VALUE FUND, INC.

Notes to the Financial Statements Continued

The tax character of distributions paid during the fiscal year ended June 30, 2010 and June 30, 2009 were as follows:

	June 30, 2010	June 30, 2009
Distributions Paid From:
Ordinary Income*	$685,562	$698,354
Long-Term Capital Gain	$—	$—
	$685,562	$698,354

_____________
*      For tax purposes, short-term capital gains are considered ordinary income.

The Fund may use earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

NOTE 6 – FAIR VALUE

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and each Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of each Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayments speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

MATRIX ADVISORS
VALUE FUND, INC.
Notes to the Financial Statements Continued

	Quoted prices	Significant
	in active	other	Significant
	markets for	observable	unobservable
	identical assets	inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Equity
Common Stock*	$82,503,049	$—	$—	$82,503,049
Total Equity	$82,503,049	$—	$—	$82,503,049
Short-Term Investments	$531,044	$—	$—	$531,044
Total Investments in Securities	$83,034,093	$—	$—	$83,034,093

_____________
*      Please refer to the Schedule of Investments for a breakout of common stocks by industry classification.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that the valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

MATRIX ADVISORS
VALUE FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Shareholders of Matrix Advisors Value Fund, Inc.
New York, New York

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Matrix Advisors Value Fund, Inc. as of June 30, 2010 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2010, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Matrix Advisors Value Fund, Inc. as of June 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with auditing standards generally accepted in the United States of America.

TAIT WELLER & BAKER LLP
Philadelphia, Pennsylvania
August 23, 2010

MATRIX ADVISORS
VALUE FUND, INC.

Additional Information (Unaudited)

PROXY VOTING INFORMATION

The Advisor votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Directors of the Fund. You may obtain a description of these procedures and how the Fund voted proxies relating to the portfolio securities during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-366-6223. This information is also available through the Securities and Exchange Commission’s (SEC) website at http://www.sec.gov.

FORM N-Q DISCLOSURE

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, by calling toll-free, 1-800-366-6223.

TAX NOTICE (UNAUDITED)

The percentage of dividend income distributed for the year ended June 30, 2010, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, is 100.00%.

For the year ended June 30, 2010, the percentage of ordinary income distributions that qualify for the dividend received deduction available to corporate shareholders is 100.00%.

Additional Information Applicable to Foreign Shareholders only:

The Fund hereby designates 0.67% of its ordinary income distributions for the fiscal year as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c).

MATRIX ADVISORS
VALUE FUND, INC.

Additional Information (Unaudited), Continued

DIRECTOR AND OFFICER INFORMATION

The Board of Directors is responsible for the overall management of the Fund’s business. The Board approves all significant agreements between the Fund and persons or companies furnishing services to it, including the agreements with the Advisor, Administrator, Custodian and Transfer Agent. The Board of Directors delegates the day-to-day operations of the Fund to its Officers, subject to the Fund’s investment objective and policies and to general supervision by the Board. The Statement of Additional Information includes additional information about the Fund’s Directors and is available, without charge, by calling 1-800-366-6223.

The Directors and Officers of the Fund, their business addresses and principal occupations during the past five years are:

				Number
				of Portfolios
			Principal	In Fund	Other
Name,	Position(s)		Occupation(s)	Complex	Directorships
Address,	Held with	Date	During the	Overseen by	Held by
and Year of Birth	the Fund	Elected†	Past 5 Years	Director	Director
David A. Katz, CFA	Director;	Since	Chief Investment Officer	1	None
747 Third Avenue	President, and	1997	(1986 to present) and
New York, NY 10017	Treasurer		President (1990 to present)
(Born 1962)			of Matrix Asset Advisors, the
			Fund’s Advisor, and portfolio
			manager of the Fund (1996
			to present).

Robert M. Rosencrans *	Director	Since	Retired; formerly, President of	1	None
747 Third Avenue		1985	Columbia International, Inc.
New York, NY 10017			(cable television developer and
(Born 1927)			operator) (1984 to 2005).

T. Michael Tucker *	Director and	Since	Consultant, Carr Riggs	1	None
747 Third Avenue	Chairman	1997	& Ingram, LLP (2005 to
New York, NY 10017			present); formerly, Owner of
(Born 1942)			T. Michael Tucker, a certified
			public accounting firm (1977
			to 2005).

Larry D. Kieszek *	Director	Since	Partner of Purvis, Gray &	1	None
747 Third Avenue		1997	Company, a certified public
New York, NY 10017			accounting firm (1974 to
(Born 1950)			present).

MATRIX ADVISORS
VALUE FUND, INC.

Additional Information (Unaudited), Continued

Number
of Portfolios
			Principal	In Fund	Other
Name,	Position(s)		Occupation(s)	Complex	Directorships
Address,	Held with	Date	During the	Overseen by	Held by
and Year of Birth	the Fund	Elected†	Past 5 Years	Director	Director
Douglas S. Altabef	Executive	Since	Senior Managing Director	N/A	N/A
747 Third Avenue	Vice President	2000	of Matrix Asset Advisors,
New York, NY 10017	and		the Fund’s Advisor (1996 to
(Born 1951)	Secretary		present).

Steven G. Roukis, CFA	Senior Vice	Since	Managing Director of	N/A	N/A
747 Third Avenue	President	2000	Matrix Asset Advisors, the
New York, NY 10017			Fund’s Advisor (2005 to
(Born 1967)			present); formerly, Director
of Research, Senior Vice
President-Equity Research
of Matrix Asset Advisors and
various other positions within
research (1994 – 2005).

Lon F. Birnholz	Senior Vice	Since	Senior Managing Director	N/A	N/A
747 Third Avenue	President	2006	of Matrix Asset Advisors,
New York, NY 10017			the Fund’s Advisor (1999 to
(Born 1960)			present).

Jordan F. Posner	Senior Vice	Since	Managing Director of Matrix	N/A	N/A
747 Third Avenue	President	2006	Asset Advisors, the Fund’s
New York, NY 10017			Advisor (2005 to present);
(Born 1957)			formerly, Partner of David J.
Greene & Co., an investment
firm (1993 – 2005).

MATRIX ADVISORS
VALUE FUND, INC.

Additional Information (Unaudited), Continued

Number
of Portfolios
			Principal	In Fund	Other
Name,	Position(s)		Occupation(s)	Complex	Directorships
Address,	Held with	Date	During the	Overseen by	Held by
and Year of Birth	the Fund	Elected†	Past 5 Years	Director	Director
Steven Pisarkiewicz	Senior Vice	Since	Senior Managing Director	N/A	N/A
747 Third Avenue	President	2010	and Senior Portfolio
New York, NY 10017			Manager of Matrix Asset
(Born 1948)			Advisors, the Fund’s Advisor
(2009-present); formerly,
National Managing Director
for Bernstein Global Wealth
Management (2007-2009);
Executive Vice President
of The Bank of New York
and head of BNY Asset
Management (2003-2007).

Stephan J.	Senior Vice	Since	Managing Director and	N/A	N/A
Weinberger, CFA	President	2010	Senior Portfolio Manager of
747 Third Avenue			Matrix Asset Advisors, the
New York, NY 10017			Fund’s Advisor (2010 to
(Born 1955)			present); formerly, Partner at
Armstrong Shaw Associates
(1996-2010).

Laurie S. Gaeta	Senior Vice	Since	Managing Director of	N/A	N/A
747 Third Avenue	President,	2008	Matrix Asset Advisors,
New York, NY 10017	Chief		(2010-present); Director
(Born 1960)	Compliance		of Operations and Chief
	Officer, AML		Compliance Officer, Matrix
	Compliance		Asset Advisors, the Fund’s
	Officer		Advisor (2002 to present).

Conall Duffin	Vice President	Since	Vice President Marketing and	N/A	N/A
747 Third Avenue	and Assistant	2002	Mutual Fund Servces, Matrix
New York, NY 10017	Secretary		Asset Advisors, the Fund’s
(Born 1975)			Advisor (2010 to present);
Marketing Associate (2001-
2010).

*   Not an “interested person”, as that is defined by the 1940 Act.
†   Directors and Officers of the Fund serve until their resignation, removal or retirement.

This page intentionally left blank.

Board of Directors
David A. Katz, CFA
Larry D. Kieszek
Robert M. Rosencrans
T. Michael Tucker
•
Investment Advisor
Matrix Asset Advisors, Inc.
747 Third Avenue, 31st Floor
New York, NY 10017
(800) 366-6223
•
Custodian
U.S. Bank, N.A.
1555 N. River Center Drive, Ste. 302
Milwaukee, WI 53212
•
Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
•
Administrator
U.S. Bancorp Fund Services, LLC
2020 East Financial Way, Ste. 100
Glendora, CA 91741
•
Independent Registered Public Accounting Firm
Tait, Weller & Baker, LLP
1818 Market Street, Ste. 2400
Philadelphia, PA 19103
•
Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202-5207

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

Annual Report MATRIX ADVISORS VALUE FUND, INC. June 30, 2010 747 Third Avenue, 31st Floor New York, NY 10017 Ticker Symbol: MAVFX Cusip: 57681T102

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-366-6223.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee.  Messrs. Kieszek and Tucker are “audit committee financial expert(s)” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2010	FYE 6/30/2009
Audit Fees	$19,500	$18,500
Audit-Related Fees	—	—
Tax Fees	$2,600	$2,500
All Other Fees	—	—

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2010	FYE 6/30/2009
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 6/30/2010	FYE 6/30/2009
Registrant	—	—
Registrant’s Investment Adviser	—	—

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed September 2, 2004.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Matrix Advisors Value Fund, Inc.

By   /s/David A. Katz
David A. Katz, President

Date   9/08/2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By   /s/David A. Katz
David A. Katz, President

Date   9/08/2010